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VOTE THIS PROXY CARD TODAY
NORTHERN FUNDS                             EVERY SHAREHOLDER'S VOTE IS IMPORTANT
50 SOUTH LASALLE STREET
CHICAGO, ILLINOIS 60603

*** CONTROL NUMBER: 999 999 999 999 99 ***

             SPECIAL MEETING OF SHAREHOLDERS - [November ___, 2006]

NORTHERN FUNDS FLORIDA INTERMEDIATE TAX-EXEMPT FUND

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE NORTHERN FUNDS (THE "TRUST") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS OF THE FLORIDA INTERMEDIATE TAX-EXEMPT FUND (THE "MEETING") TO BE HELD ON [NOVEMBER ___, 2006] AT 9:30 (CENTRAL TIME) IN THE OFFICES OF THE NORTHERN TRUST COMPANY, DIRECTORS ROOM, 6TH FLOOR, 50 S. LASALLE STREET, CHICAGO, ILLINOIS 60603.

The undersigned hereby appoints [Stuart Schuldt, Eric K. Schweitzer and Peter Jacobs] and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-referenced Meeting, and at all adjournments thereof, all shares of beneficial interest of the Florida Intermediate Tax-Exempt Fund held of record or owned by the undersigned on the record date for the Meeting, upon the proposal set forth on the reverse side, and at their discretion upon any other matter which may properly come before the Meeting.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT/PROSPECTUS, DATED [OCTOBER ___, 2006].



                              EVERY SHAREHOLDER'S VOTE IS IMPORTANT PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE TODAY


                              --------------------------------------------------
                              Signature

                              (Title, if applicable)
                                                     ---------------------------


                              --------------------------------------------------
                              Signature of Joint Tenant

                              (Title if applicable)
                                                    ----------------------------

                              Date _________________, 2006

                              NOTE: Please sign exactly as shareholder name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                Northern Funds

                              Please fill in one of the boxes below as shown using black or blue ink or number 2 pencil. [X]

                              PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF NORTHERN FUNDS, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY CARD WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSAL.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

                                                         FOR   AGAINST   ABSTAIN
                                                         ---   -------   -------
1.   To approve the Plan of Reorganization attached to
     the Proxy Statement/Prospectus for the Meeting
     pursuant to which the Northern Funds Florida
     Intermediate Tax-Exempt Fund will be reorganized
     with and into the Northern Funds Intermediate
     Tax-Exempt Fund.                                    [ ]     [ ]       [ ]

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.

                           PLEASE SIGN ON REVERSE SIDE